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CLOSED END
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ACM Income Fund

Annual Report
December 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

      Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------
LETTER TO SHAREHOLDERS
February 24, 2003

Dear Shareholder:

This report provides the strategy, performance and outlook for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2002.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures and employs leverage.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended December 31, 2002. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended December 31, 2002
                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------

ACM Income
Fund (NAV)                                                17.49%        13.27%
--------------------------------------------------------------------------------

Lehman
Brothers
Aggregate
Bond Index                                                 6.23%        10.25%
--------------------------------------------------------------------------------

The Fund's Market Value per share on December 31, 2002 was $8.46.

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of December 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Income Fund.

      Additional investment results appear on pages 6 - 8.

The Fund outperformed its benchmark, the LB Aggregate Bond Index, for the six- and 12-month periods ended December 31, 2002. The outperformance was primarily due to the Fund's overweighted position and leveraging of long maturity U.S. Treasuries. The Fund's emerging market debt allocation also contributed positively to performance. While the contribution of the Fund's corporate holdings were positive, they underperformed relative to the LB Aggregate Bond Index for the year ended December 31, 2002.

The U.S. Treasury market was driven during the annual period by a flight to


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

quality and the U.S. Federal Reserve's willingness to cut interest rates. Several shocks during the year were absorbed by the U.S. markets including a sluggish economic recovery, corporate governance scandals, a sharp drop in equity valuations, and geopolitical tensions including the potential of military actions against Iraq. As a consequence, the U.S. Federal Reserve lowered interest rates to historic lows to help spur an anemic domestic economy.

All of these economic, corporate and political developments contributed to the strength of the U.S Treasury market and led the Fund's overweighted Treasury position to outperform relative to the index. Augmenting the strong Treasury return was the Fund's concentration at the longer end of the maturity spectrum. During the period under review, longer-term Treasuries significantly outperformed shorter maturity Treasuries. In addition, our use of leverage to overweight U.S. Treasury portion of the Fund further contributed to the Fund's positive returns.

The Fund's emerging market debt holdings provided mixed results through most of the year, but significantly helped performance in the fourth quarter. Russia, the Fund's largest emerging market holding (9.1% of net assets as of December 31, 2002), was the best performer for the year. Russia enjoyed strong fiscal performance, a healthy account surplus on the back of higher oil prices and numerous credit upgrades. Significant economic reforms and a greater geopolitical role by President Putin also raised Russia's profile.

The Fund's holdings in Brazil detracted from performance early in the period. Investor risk aversion, which emanated from a slower pace of economic recovery, fears regarding Brazil's troublesome debt dynamics and political uncertainty over the elections in October, significantly hurt returns in the first three quarters of the year. Concerns regarding the election included worries that a victory for the left would lead to a sharp move toward populist policies and away from fiscal discipline.

The Fund maintained its holdings in Brazil despite these concerns, as we believed fears regarding the elections were exaggerated. The period after the election in October of the new Brazilian President, Luiz da Silva, the candidate of the left, marked the beginning of a significant rally in Brazilian debt. A steady moderation of left leaning campaign promises and a demonstrable commitment from the new government to maintain disciplined economic policies allayed investor fears. Brazilian debt surged from its summer low of -35.95% through July 30, 2002, ending the year with a negative return of only -3.60%.


--------------------------------------------------------------------------------
2 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Detracting from the Fund's performance was its holdings of Mexican debt. Although Mexican sovereign debt prices rose, the weakening Mexican peso offset any benefit. Similar to the U.S. Treasury market, Mexican debt was helped by a general flight to quality. Mexico's economy, which is more integrated with the U.S. economy than with other central and Latin American economies, provided a safe haven for those seeking to avoid risk in the region. However, like the U.S. dollar, the peso weakened significantly as hopes of a stronger economic recovery in the U.S. diminished earlier in the year.

Within the corporate sector, the Fund's investment grade and high yield holdings detracted from performance, relative to the benchmark, for the year. Although corporate performance lagged in the first half of the year, improved economic and market conditions in the second half of the year, particularly in the fourth quarter, allowed us to recapture some of the underperformance from this sector.

In the first half of the reporting period, the Fund's security selection within the investment grade corporate sector, specifically its overweight positions in the telecommunications subsector, was the largest detractor from the Fund's performance. A handful of corporate issues detracted significantly from performance, including WorldCom, Qwest Services Corp., Microcell
Telecommunications, AT&T Wireless, Sprint Capital Corp. and AT&T Corp.

Investment Strategy Review

We continued to hold an overweighted position in U.S. government and agency securities, but we have reduced the overall duration of interest rate sensitivity of the Fund in the last three months of the reporting period. Since our semi-annual report in June 2002, we have trimmed a portion of the Fund's Treasury holdings in favor of a substantial position in Federal National Mortgage Association (FNMA) 30-year mortgage pass-through securities.

Our belief was that the economic slowdown in the U.S. had bottomed and the U.S. Federal Reserve was reaching the end of its easing cycle, both of which had previously favored Treasuries. We also became less positive on U.S. Treasuries due to the likelihood for increased Treasury issuance given the burgeoning federal budget deficit. We believed that mortgage-pass through securities offered a favorable alternative to Treasury securities with an opportunity to add yield.

Most notably, in the last six months, we increased the diversification of the Fund's corporate holdings given the volatility within the past year. Within high yield, we are focusing the Fund on fundamentally sound credits in oversold sectors and on the economically sensitive industries, such as paper and


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

packaging. We believe these sectors should rebound as the economy continues to progress on its path of recovery. Within the emerging market sector, we increased the Fund's allocation during the period and continued to hold a relatively diversified array of securities. Within the Fund's emerging market holdings, individual countries with increased allocation included Russia and Brazil, both of which benefited the Fund later in the year.

Outlook

We remain optimistic for 2003, estimating real GDP to grow close to 4.0%. The expectation is that a stimulus package of tax cuts and government spending increases will be proposed and passed by Congress early this year. Progress toward resolving geopolitical tension may create volatility early on; however, we expect economic and financial performance to improve by mid-year.

Improving economic growth in 2003 and growing budget deficits point to rising U.S. Treasury rates. Our research indicates that the corporate sectors of the market are likely to outperform U.S. Treasuries as economic growth broadens and risk aversion and volatility continue to decline.

Our view of the emerging markets for 2003 is positive given the recent strength of the emerging market class in the fourth quarter of 2002, and our belief that the cyclical economic downturn in the U.S. has bottomed. Events in Brazil, especially the direction of policy initiatives set forth by newly elected President Luiz da Silva, will have a significant influence on market sentiment in coming months. We believe that President da Silva's economic team will be committed to the reduction of U.S. dollar-linked debt, which will make Brazil less vulnerable to external shocks. We plan to continue to maintain the Fund's overweight position in Russia. Continuously high oil prices and strong foreign reserves will bode well for Russia as the economy continues to expand.

Within the investment-grade and high yield sectors, we expect spreads to tighten with some of the contraction due to a rising Treasury yield curve. This contraction, along with the coupon yield, should produce solid positive results for high yield in 2003. We remain focused on the fundamentals of individual issuers because one of the primary risks in this lower growth environment is that it places an additional strain on highly leveraged companies. Since economic growth varies greatly from one industry to another, fundamental credit research is critical to identifying the winners and the losers. With interest rates near all time lows and the economy slowly improving, we believe that corporate securities are poised to perform well in 2003.


--------------------------------------------------------------------------------
4 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in ACM Income Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Douglas Peebles

Douglas J. Peebles
Vice President


/s/ Paul DeNoon

Paul J. DeNoon
Vice President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President


/s/ Andrew M. Aran

Andrew M. Aran
Vice President


/s/ S. Sean Kelleher

S. Sean Kelleher
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Douglas J. Peebles

[PHOTO]    Paul J. DeNoon

[PHOTO]    Michael A. Snyder

[PHOTO]    Andrew M. Aran

[PHOTO]    S. Sean Kelleher

Portfolio Managers, Douglas J. Peebles, Paul J. DeNoon, Michael A. Snyder, Andrew M. Aran and S. Sean Kelleher, have 89 years of combined investment experience.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
12/31/92 TO 12/31/02

Lehman Brothers Aggregate Bond Index: $20,637
ACM Income Fund (NAV):                $22,563

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                                   Lehman Brothers Aggregate
                        ACM Income Fund (NAV)            Bond Index
-------------------------------------------------------------------------------
     12/31/92                  $10,000                     $10,000
     12/31/93                  $12,186                     $10,975
     12/31/94                  $10,267                     $10,655
     12/31/95                  $13,216                     $12,623
     12/31/96                  $15,385                     $13,082
     12/31/97                  $17,707                     $14,345
     12/31/98                  $16,199                     $15,591
     12/31/99                  $15,629                     $15,462
     12/31/00                  $19,314                     $17,260
     12/31/01                  $19,917                     $18,718
     12/31/02                  $22,563                     $20,637


This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities.

When comparing ACM Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
6 o ACM INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

                               [BAR CHART OMITTED]

               ACM Income Fund (NAV) -- Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                             ACM Income             Lehman Brothers
                              Fund (NAV)           Aggregate Bond Index
--------------------------------------------------------------------------------
      12/31/93                  21.84%                     9.75%
      12/31/94                 -15.75%                    -2.92%
      12/31/95                  28.73%                    18.47%
      12/31/96                  16.41%                     3.63%
      12/31/97                  15.08%                     9.65%
      12/31/98                  -8.38%                     8.69%
      12/31/99                  -3.53%                    -0.82%
      12/31/00                  23.58%                    11.63%
      12/31/01                   3.11%                     8.44%
      12/31/02                  13.27%                    10.25%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2002

INCEPTION DATE         PORTFOLIO STATISTICS

8/28/87                Net Assets ($mil): $1,785.2

SECURITY TYPE

 55.1% Treasury & Government Agency
 18.0% Sovereign
 13.4% Corporate                              [PIE CHART OMITTED]
  0.9% Preferred Stock

 12.6% Short-Term

COUNTRY BREAKDOWN

 79.9% United States
  5.5% Russia
  4.2% Brazil
  2.4% Turkey
  2.2% Mexico
  1.1% Columbia
  0.7% Philippines                            [PIE CHART OMITTED]
  0.6% Venezuela
  0.5% Cayman
  0.5% Panama
  0.5% Peru
  0.4% Malaysia
  0.3% Ireland
  0.3% United Kingdom
  0.9% Other

All data as of December 31, 2002. The Fund's security type and country breakdown are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.2% weightings in the following countries:
Bulgaria, Canada, Belize, Hong Kong, Nigeria, Ukraine, Ecuador, El Salvador, South Africa, Luxembourg and Uruguay.


--------------------------------------------------------------------------------
8 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.3%
U.S. Treasury Bonds - 55.3%
   3.375%, 4/15/32 (TIPS)(a) ...................     $    147,074   $169,710,180
   5.250%, 11/15/28(a)(b) ......................           60,000     62,688,300
   7.25%, 5/15/16(a) ...........................           20,000     25,615,640
   11.25%, 2/15/15(a)(b) .......................          160,000    266,506,400
   12.00%, 8/15/13(a) ..........................           82,000    119,428,572
   12.50%, 8/15/14(a) ..........................           70,300    108,045,125
   13.25%, 5/15/14(a)(b) .......................          150,000    235,341,900
                                                                   -------------
                                                                     987,336,117
                                                                   -------------
U.S. Treasury Strips - 13.2%
   Zero coupon, 5/15/17(a) .....................          260,000    128,395,280
   Zero coupon, 11/15/21(a)(b) .................          285,350    106,326,261
                                                                   -------------
                                                                     234,721,541
                                                                   -------------
U.S. Treasury Note - 0.0%
   4.375%, 8/15/12(a) ..........................              700        731,910
                                                                   -------------

Resolution Funding Corp. - 3.2%
   Zero coupon, 10/15/20 .......................          150,000     56,460,000
                                                                   -------------

Mortgage Related Securities - 18.6%
Federal Home Loan Mortgage Corporation
   6.50%, TBA ..................................           70,000     72,909,340
Federal National Mortgage Association
   5.50%, TBA ..................................          150,000    153,000,000
   7.00%, TBA ..................................          100,000    106,312,500
                                                                   -------------
                                                                     332,221,840
                                                                   -------------
Total U.S. Government and Agency Obligations
   (cost $1,496,544,155) .......................                   1,611,471,408
                                                                   -------------

SOVEREIGN DEBT OBLIGATIONS - 29.4%
Sovereign Debt Securities - 27.2%
Belize - 0.1%
Republic of Belize
   9.50%, 8/15/12(c) ...........................            2,350      2,407,446
                                                                   -------------

Brazil - 4.6%
Republic of Brazil
   Global Bonds
   8.875%, 4/15/24(c) ..........................            1,525        834,938
   11.00%, 1/11/12(c) ..........................           12,250      8,134,000
   11.00%, 8/17/40(d) ..........................           49,124     30,653,376
   11.25%, 7/26/07(c) ..........................            2,300      1,759,500
   11.50%, 3/12/08(c) ..........................              200        151,000
   12.00%, 4/15/10(c) ..........................           14,550     10,548,750


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
   12.75%, 1/15/20(c) ..........................    $        900   $    630,000
   14.50%, 10/15/09(c) .........................           4,625      3,827,187
Brazilian Real Structured Notes
   19.50%, 7/02/03(e) ..........................    BRL   23,450      6,127,000
   19.70%, 7/01/03(e) ..........................          23,040      7,808,500
   19.725%, 7/02/03(e) .........................          46,580     12,184,000
                                                                   ------------
                                                                     82,658,251
                                                                   ------------
Bulgaria - 0.3%
Republic of Bulgaria
   8.25%, 1/15/15(e) ...........................    $      5,124      5,597,970
                                                                   ------------

Colombia - 1.7%
Republic of Colombia
   Global Bonds
   8.70%, 2/15/16(c) ...........................             400        294,000
   9.75%, 4/23/09(c) ...........................             150        156,750
   10.00%, 1/23/12(c) ..........................             490        497,350
   10.50%, 7/09/10(c) ..........................             650        682,500
   11.75%, 2/25/20(c) ..........................          27,300     29,183,700
                                                                   ------------
                                                                     30,814,300
                                                                   ------------
Ecuador - 0.1%
Republic of Ecuador
   6.00%, 8/15/30(e)(f) ........................             425        176,375
   12.00%, 11/15/12(e) .........................             975        555,750
                                                                   ------------
                                                                        732,125
                                                                   ------------
El Salvador - 0.0%
Republic of El Salvador
   7.75%, 1/24/23(e) ...........................             300        298,500
                                                                   ------------

Mexico - 3.6%
Mexican Bonos
   9.50%, 3/08/07(c) ...........................    MXP  328,855     31,603,786
United Mexican States
   7.50%, 1/14/12(c) ...........................    $      1,000      1,072,500
   8.125%, 12/30/19(c) .........................           1,905      2,009,775
   10.375%, 2/17/09(c) .........................           3,225      3,974,813
   10.50%, 7/14/11(c) ..........................    MXP   81,148      8,377,059
   11.375%, 9/15/16(c) .........................    $      5,235      7,014,900
   14.50%, 5/12/05(c) ..........................    MXP   96,553     10,327,972
                                                                   ------------
                                                                     64,380,805
                                                                   ------------
Panama - 0.8%
Republic of Panama
   Global Bonds
   9.375%, 7/23/12(c) ..........................    $      2,000      2,153,000
   9.625%, 2/08/11(c) ..........................             450        491,175
   10.75%, 5/15/20(c) ..........................          10,425     11,649,938
                                                                     14,294,113
                                                                   ------------


--------------------------------------------------------------------------------
10 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
Peru - 0.8%
Republic of Peru
   9.125%, 1/15/08(c) ..........................    $      3,825   $  3,882,375
   9.125%, 2/21/12(c) ..........................          10,225     10,058,844
                                                                   ------------
                                                                     13,941,219
                                                                   ------------
Philippines - 0.9%
Republic of Philippines
   9.00%, 2/15/13(b) ...........................           6,700      6,639,700
   9.875%, 1/15/19(c) ..........................           7,750      7,691,875
   10.625%, 3/16/25(c) .........................             975      1,006,687
                                                                   ------------
                                                                     15,338,262
                                                                   ------------
Russia - 9.1%
Ministry of Finance
   3.00%, 5/14/06(c) ...........................          10,330      9,090,400
   3.00%, 5/14/08(c) ...........................             600        474,000
Russian Federation
   5.00%, 3/31/30(e)(f) ........................         192,305    153,122,857
                                                                   ------------
                                                                    162,687,257
                                                                   ------------
South Africa - 0.1%
Republic of South Africa
   7.375%, 4/25/12(c) ..........................             750        813,750
                                                                   ------------

Turkey - 4.0%
Republic of Turkey
   11.50%, 1/23/12(c) ..........................             775        798,250
   11.75%, 6/15/10(c) ..........................             850        898,025
   11.875%, 1/15/30(c) .........................           1,650      1,728,375
   12.375%, 6/15/09(c) .........................             125        135,313
Turkish Lira Structured Notes ..................    TRL
   41.34%, 4/10/03(e)(g) .......................   21,478,599,36     11,629,912
   39.97%, 4/10/03(e)(g) .......................   76,389,035,17     41,361,504
   56.67%, 5/08/03(e)(g) .......................   27,914,698,94     14,540,748
                                                                   ------------
                                                                     71,092,127
                                                                   ------------
Ukraine - 0.2%
Republic of Ukraine
   11.00%, 3/15/07(c) ..........................    $      3,835      3,966,510
                                                                   ------------

Uruguay - 0.0%
Republic of Uruguay
   7.875%, 7/15/27(c) ..........................             200         98,000
   8.75%, 6/22/10(c) ...........................             100         56,500
                                                                   ------------
                                                                        154,500
                                                                   ------------
Venezuela - 0.9%
Republic of Venezuela
   9.25%, 9/15/27(c) ...........................          23,400     15,947,100
                                                                   ------------

Total Sovereign Debt Securities
   (cost $424,055,347) .........................                    485,124,235
                                                                   ------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
Collateralized Brady Bonds(h) - 2.2%
Brazil - 2.0%
Republic of Brazil
   Discount Bonds FRN
   2.625%, 4/15/12(c) ..........................    $        425   $    232,000
   8.00%, 4/15/14(c) ...........................          53,443     35,147,520
                                                                   ------------
                                                                     35,379,520
                                                                   ------------
Nigeria - 0.2%
Central Bank of Nigeria
   6.25%, 11/15/20(c)(f) .......................           4,500      3,015,000
                                                                   ------------

Panama - 0.0%
Republic of Panama
   Discount Bonds FRN PDI
   2.75%, 7/17/16(c) ...........................             458        365,392
                                                                   ------------

Peru - 0.0%
Republic of Peru FLIRB
   4.00%, 3/07/17(c)(f) ........................              50         35,625
Republic of Peru PDI
   4.50%, 3/07/17(c)(f) ........................             539        425,810
                                                                   ------------
                                                                        461,435
                                                                   ------------
Venezuela - 0.0%
Republic of Venezuela
   Discount Bonds FRN
   2.313%, 12/18/07(c) .........................             476        359,524
                                                                   ------------

Total Collateralized Brady Bonds
   (cost $35,123,236) ..........................                     39,580,871
                                                                   ------------

Total Sovereign Debt Obligations
   (cost $459,178,583) .........................                    524,705,106
                                                                   ------------

CORPORATE DEBT OBLIGATIONS - 21.9%
Brazil - 0.2%
Banco Nac De Desen Econo
   6.50%, 6/15/06(e) ...........................           5,350      4,327,080
                                                                   ------------

Canada - 0.4%
Fairfax Financial Holdings
   7.375%, 4/15/18(c) ..........................           4,500      2,727,189
   8.30%, 4/15/26(c) ...........................           5,000      3,102,515
Microcell Telecommunications, Series B
   14.00%, 6/01/06(i) ..........................          27,375        958,125
                                                                   ------------
                                                                      6,787,829
                                                                   ------------


--------------------------------------------------------------------------------
12 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
Cayman - 0.0%
Petrobras International Finance
   9.875%, 5/09/08(c) ..........................    $        300   $    275,250
Unibanco Uniao De Banco
   9.375%, 4/30/12(e)(f) .......................             225        150,680
                                                                   ------------
                                                                        425,930
                                                                   ------------
Hong Kong - 0.1%
PCCW-HKTC Capital Ltd.
   7.75%, 11/15/11(e) ..........................           1,700      1,833,408
                                                                   ------------

Ireland - 0.5%
MDP Acquisitions PLC
   9.625%, 10/01/12(e) .........................           7,810      8,161,450
                                                                   ------------

Luxembourg - 0.0%
Mobile Telesystems Finance S.A.
   10.95%, 12/21/04(c) .........................             710        747,275
                                                                   ------------

Malaysia - 0.6%
Petroliam Nasional Berhad
   7.625%, 10/15/26(e) .........................             425        441,328
Petronas Capital Ltd.
   7.875%, 5/22/22(e) ..........................           9,100      9,807,216
                                                                   ------------
                                                                     10,248,544
                                                                   ------------
Philippines - 0.4%
Globe Telecom, Inc.
   9.75%, 4/15/12(c) ...........................             550        573,375
Philippine Long Distance Telephone Company
   11.375%, 5/15/12(c) .........................           6,250      5,696,844
                                                                   ------------
                                                                      6,270,219
                                                                   ------------
Russia - 0.0%
Tyumen Oil
   11.00%, 11/06/07(e) .........................             200        206,750
                                                                   ------------

United Kingdom - 0.5%
Avecia Group PLC
   11.00%, 7/01/09(c) ..........................           7,500      5,887,500
British Telecommunications PLC
   8.125%, 12/15/10(c) .........................           1,500      1,801,584
Vodafone Group PLC
   7.75%, 2/15/10 ..............................           1,700      2,008,329
                                                                   ------------
                                                                      9,697,413
                                                                   ------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
United States - 19.2%
Alabama Power Co.
   5.875%, 12/01/22(c) .............................     $   900     $   928,994
Alderwoods Group, Inc.
   12.25%, 1/02/09(c) ..............................       3,785       3,463,275
Allied Waste North America, Inc., Series B
   10.00%, 8/01/09 .................................      13,000      12,967,500
Anthem, Inc.
   6.80%, 8/01/12(c) ...............................       4,000       4,360,144
AOL Time Warner, Inc.
   6.875%, 5/01/12(c) ..............................       2,950       3,121,961
Applied Extrusion Technologies, Series B
   10.75%, 7/01/11 .................................      10,563       5,070,240
Berry Plastics
   10.75%, 7/15/12 .................................       6,820       7,297,400
Charter Communications Holdings
   10.00%, 5/15/11(c) ..............................       2,900       1,305,000
   10.75%, 10/01/09(c) .............................       4,655       2,129,663
   11.75%, 5/15/11(c)(j) ...........................      10,000       2,550,000
CIT Group, Inc.
   7.75%, 4/02/12 ..................................       2,000       2,250,088
Citigroup, Inc.
   5.625%, 8/27/12 .................................       2,000       2,106,884
Comerica Bank
   8.375%, 7/15/24 .................................       2,000       2,387,290
Conocophillips
   4.75%, 10/15/12(e) ..............................       1,525       1,536,155
Devon Energy Corp.
   7.95%, 4/15/32(c) ...............................       4,000       4,824,096
Dex Media East LLC
   12.125%, 11/15/12(e) ............................       6,760       7,520,500
Dole Food, Inc.
   7.25%, 5/01/09(c) ...............................       4,200       4,072,635
Duke Capital Corp.
   6.25%, 2/15/13 ..................................       2,800       2,498,681
Echostar DBS Corp.
   9.375%, 2/01/09 .................................       9,000       9,562,500
Extended Stay America, Inc.
   9.875%, 6/15/11(c) ..............................       7,000       7,140,000
Farmers Exchange Capital
   7.05%, 7/15/28(e) ...............................       1,000         656,015
Finova Group, Inc.
   7.50%, 11/15/09 .................................      24,500       8,575,000
FirstEnergy Corp., Series B
   6.45%, 11/15/11(c) ..............................       3,000       2,990,502
FMC Corp.
   10.25%, 11/01/09(e) .............................       4,285       4,649,225
Ford Motor Company
   7.45%, 7/16/31(c) ...............................       2,000       1,744,418


--------------------------------------------------------------------------------
14 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
Ford Motor Credit Company
   7.25%, 10/25/11(c) ..............................     $ 1,000     $   973,227
Goldman Sachs Group, Inc.
   5.70%, 9/01/12 ..................................       2,900       3,021,727
Host Marriott L.P., Series I
   9.50%, 1/15/07 ..................................       4,000       4,080,000
Household Finance Corp.
   6.75%, 5/15/11(c) ...............................       1,500       1,601,847
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09(c) .............................       7,500       6,262,500
Insight Midwest
   9.75%, 10/01/09(e) ..............................       2,500       2,387,500
J.P. Morgan Chase & Co.
   5.75%, 1/02/13(c) ...............................       2,250       2,282,767
   6.625%, 3/15/12 .................................       1,400       1,519,979
Lin Holdings Corp.
   10.00%, 3/01/08(c)(j) ...........................       9,071       9,309,114
Lyondell Chemical Co.
   9.50%, 12/15/08(c) ..............................       6,675       6,241,125
   10.875%, 5/01/09 ................................      10,990       9,451,400
Mediacom Broadband LLC
   11.00%, 7/15/13 .................................       5,645       5,757,900
Meristar Hospitality Operations
   10.50%, 6/15/09 .................................       6,120       5,615,100
Nextel Communications, Inc.
   9.375%, 11/15/09 ................................       9,485       8,631,350
   10.65%, 9/15/07(j) ..............................       7,900       7,584,000
Nextel Partners, Inc.
   12.50%, 11/15/09 ................................       8,500       7,692,500
Nisource Finance Corp.
   7.875%, 11/15/10(c) .............................       4,960       5,459,249
Northrop Grumman Corp.
   7.75%, 2/15/31(c) ...............................       2,950       3,547,879
Owens-Brockway Glass Containers
   8.875%, 2/15/09(c) ..............................       8,000       8,280,000
Panamsat Corp.
   8.50%, 2/01/12(e) ...............................       1,180       1,132,800
Pathmark Stores, Inc.
   8.75%, 2/01/12(c) ...............................         175         161,875
Paxson Communications Corp.
   10.75%, 7/15/08 .................................       6,500       6,443,125
Pemex Project
   9.125%, 10/13/10(c) .............................         500         573,750
Plastipak Holdings, Inc.
   10.75%, 9/01/11(e) ..............................       1,500       1,584,375
Pliant Corp.
   13.00%, 6/01/10 .................................       7,625       7,026,462
Progress Energy, Inc.
   6.85%, 4/15/12(c) ...............................         600         658,350


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Share or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
Qwest Services Corp.
   14.00%, 12/15/14(e) .............................     $29,907     $32,150,025
Raytheon Co.
   7.00%, 11/01/28(c) ..............................       4,475       4,802,583
Resolution Performance
   13.50%, 11/15/10(c) .............................       6,575       6,969,500
RH Donnelley Finance Corp.
   10.875%, 12/15/12(e) ............................       5,065       5,546,175
Rite Aid Corp.
   11.25%, 7/01/08(c) ..............................       5,220       4,854,600
Rural Cellular Corp.
   9.75%, 1/15/10 ..................................      13,000       7,865,000
Service Corp. International
   6.00%, 12/15/05(c) ..............................       4,000       3,780,000
   7.70%, 4/15/09(e) ...............................       4,000       3,760,000
Six Flags, Inc.
   9.75%, 6/15/07 ..................................       3,612       3,521,700
   10.00%, 4/01/08(c)(j) ...........................       3,442       3,347,345
Sprint Capital Corp.
   6.875%, 11/15/28(c) .............................      10,000       8,075,610
   8.75%, 3/15/32(c) ...............................       3,000       2,858,679
Swift & Co.
   10.125%, 10/01/09(e) ............................       6,580       6,251,000
Teco Energy, Inc.
   10.50%, 12/01/07(e) .............................         700         686,773
Triton PCS, Inc.
   8.75%, 11/15/11 .................................       4,000       3,260,000
   11.00%, 5/01/08(c)(j) ...........................       7,500       6,281,250
Tyson Foods, Inc.
   8.25%, 10/01/11(c) ..............................       4,000       4,736,868
Venetian Casino
   11.00%, 6/15/10(e) ..............................       6,000       6,300,000
Verizon Global Funding Corp.
   7.375%, 9/01/12(c) ..............................       1,440       1,660,301
   7.75%, 6/15/32 ..................................       1,550       1,823,829
Waste Management, Inc.
   6.375%, 11/15/12(e) .............................         960         989,689
Wells Fargo & Company
   5.00%, 11/15/14(c) ..............................         500         506,157
                                                                     -----------
                                                                     343,015,151
                                                                     -----------
Total Corporate Debt Obligations
   (cost $417,912,032) .............................                 391,721,049
                                                                     -----------

PREFERRED STOCKS - 1.5%
Centaur Funding Corp., Series C(e) .................      75,000      13,582,125
CSC Holding, Inc.(c) ...............................     140,829      13,156,086
                                                                     -----------

Total Preferred Stocks
   (cost $20,166,326) ..............................                  26,738,211
                                                                     -----------


--------------------------------------------------------------------------------
16 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                         Shares,
                                                     Contract(l)
                                                    or Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED(k) - 0.0%
Federal Republic of Brazil,
   Expiring Jan '03 @ $58.375 ....................      825,000   $       63,525
Ministry of Russia
   Expiring Mar '03 @ $79.4375 ...................    1,000,000           14,000
                                                                  --------------

Total Call Options Purchased
   (premiums paid $44,398) .......................                        77,525
                                                                  --------------
WARRANTS - 0.0%
Central Bank of Nigeria
   Warrants expiring 11/15/20(k) .................        4,500                0
Republic of Venezuela
   Warrants expiring 4/15/20(k) ..................        1,785                0
United Mexican States
   Warrants expiring 6/30/03 .....................    2,500,000            8,125
                                                                  --------------

Total Warrants
   (cost $0) .....................................                         8,125
                                                                  --------------

SHORT-TERM INVESTMENTS - 20.7%
Repurchase Agreement - 20.5%
State Street Bank & Trust Co.
   1.20%, dated 12/31/02, due 1/02/03 in the
   amount of $364,924,327 (collateralized by:
   $66,200,000 FHLMC, 7.00% due 06/01/32,
   $51,000,000 FHLB, 1.60% due 01/16/04,
   $51,520,000 FNMA, 6.50% due 07/01/32,
   $51,000,000 FHLB, 1.55% due 01/14/04,
   $51,000,000 FHLB, 1.55% due 01/14/04,
   $51,195,000 FNMA, Zero Coupon due
   04/30/03 and $40,925,000 FNMA,
   7.25% due 01/15/10; value -- $372,210,600)
   (cost $364,900,000) ...........................   $  364,900      364,900,000
                                                                  --------------

U.S. Treasury Obligation - 0.2%
U.S. Treasury Bills
   1.18%, 3/20/03(m)(n)
   (cost $3,989,773) .............................        4,000        3,989,773
                                                                  --------------

Total Short-Term Investments
   (cost $368,889,773) ...........................                   368,889,773
                                                                  --------------
Total Investments - 163.8%
   (cost $2,762,735,267) .........................                $2,923,611,197
                                                                  --------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Contracts(l)      U.S. $ Value
--------------------------------------------------------------------------------
CALL OPTION WRITTEN(k) - 0.0%
Federal Republic of Brazil,
   Expiring Mar '03 @ $68.25
   (premium received $19,000) ...............     1,000,000     $       (12,000)
                                                                ---------------

Total Investments, Net of Outstanding
   Call Option Written - 163.8%
   (cost $2,762,716,267) ....................                     2,923,599,197
Other assets less liabilities* - (63.8%) ....                    (1,138,435,204)
                                                                ---------------

NET ASSETS - 100.0% .........................                   $ 1,785,163,993
                                                                ===============
*SECURITY LENDING INFORMATION

Includes cash collateral received of $44,083,770 for securities on loan as of December 31, 2002 (see Note G). The lending agent invested the cash collateral in a short-term investment as follows:

                                                                        Percent
                                    Current                  U.S. $      of Net
                                     Yield      Shares        Value      Assets
                                    ------    ----------   -----------  -------
UBS Private Money Market Fund LLC    1.46%    44,083,770   $44,083,770    2.5%

FINANCIAL FUTURES CONTRACTS SOLD

                                                           Value at
                 Number of   Expiration     Original     December 31,     Unrealized
   Type          Contracts      Month         Value          2002        Depreciation
==========       =========   ==========     ========     ============    =============
U.S. Treasury
Note                           March
5 Year Future     2,530         2003      $279,618,681   $286,522,500    $(6,903,819)

FORWARD EXCHANGE CURRENCY CONTRACTS

                                         U.S. $
                         Contract      Value on        U.S. $        Unrealized
                           Amount   Origination       Current     Appreciation/
                            (000)          Date         Value    (Depreciation)
-------------------------------------------------------------------------------
Buy Contract
Mexican Peso,
  settling 1/17/03 ....   270,775   $25,928,126   $25,899,882        $ (28,244)
Sale Contract
Mexican Peso,
  settling 1/17/03 ....   580,845    56,361,602    55,558,353          803,249
                                                                     ---------
                                                                     $ 775,005
                                                                     =========

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Positions, or portion thereof, with an aggregate market value of $772,564,817 have been segregated to collateralize the loan outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $455,179,750 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $403,091,796 have been segregated to collateralize open forward exchange currency contracts.

(d) Position, or portion thereof, with an aggregate market value of $30,653,376 has been segregated to collaterize the call option written.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $367,063,385 or 20.6% of net assets.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2002.

(g)   Annualized yield to maturity at purchase date.

(h) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(i)   Security is in default and is non-income producing.

(j) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)   Non-income producing security.

(l)   One contract relates to principal amount of $1.00.

(m) Security has been segregated to collateralize margin requirements for open futures contracts sold.

(n)   Interest rate shown is the discount rate at date of purchase.

      Currency Abbreviations:

      BRL     -   Brazilian Real
      MXP     -   Mexican Peso
      TRL     -   Turkish Lira

      Glossary of Terms:

      FLIRB   -   Front Loaded Interest Reduction Bond
      FHLB    -   Federal Home Loan Bank
      FHLMC   -   Federal Home Loan Mortgage Corporation
      FNMA    -   Federal National Mortgage Association
      FRN     -   Floating Rate Note
      PDI     -   Past Due Interest
      TBA     -   (To Be Assigned) -- Securities are purchased on a forward
                  commitment with an appropriate principal amount (generally
                  +/- 1.0%) and no definite maturity date. The actual
                  principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
      TIPS    -   Treasury Inflation Protected Security


See notes to financial statements.

--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2002

Assets
Investments in securities, at value (cost $2,397,835,267)   $ 2,558,711,197(a)
Repurchase agreement, at value (cost $364,900,000) ......       364,900,000
Receivable for investment securities sold ...............       124,010,315
Collateral held for securities loaned ...................        44,083,770
Interest and dividends receivable .......................        42,319,086
Net unrealized appreciation on forward exchange
   currency contracts ...................................           775,005
Variation margin on futures contracts ...................           395,313
Prepaid expenses ........................................           104,359
                                                            ---------------
Total assets ............................................     3,135,299,045
                                                            ---------------
Liabilities
Due to custodian ........................................           177,711
Reverse repurchase agreements ...........................       449,720,996
Outstanding option written, at value (premium
   received $19,000) ....................................            12,000
Payable for investment securities purchased .............       453,777,081
Loan payable ............................................       400,000,000
Payable for collateral received on securities loaned ....        44,083,770
Advisory fee payable ....................................         1,442,563
Loan interest payable ...................................           345,691
Administrative fee payable ..............................           233,736
Accrued expenses ........................................           341,504
                                                            ---------------
Total liabilities .......................................     1,350,135,052
                                                            ---------------
Net Assets ..............................................   $ 1,785,163,993
                                                            ===============
Composition of Net Assets
Capital stock, at par ...................................   $     2,257,243
Additional paid-in capital ..............................     2,108,367,830
Distributions in excess of net investment income ........       (19,647,737)
Accumulated net realized loss on investment and
   foreign currency transactions ........................      (460,489,766)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ..       154,676,423
                                                            ---------------
                                                            $ 1,785,163,993
                                                            ===============
Net Asset Value Per Share
   (based on 225,724,280 shares outstanding) ............             $7.91
                                                                      =====

(a)   Includes securities on loan with a value of $41,940,815 (see Note G).

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

Investment Income
Interest .............................................   $ 231,067,625
Dividends ............................................         972,970    $232,040,595
                                                          ------------
Expenses
Advisory fee .........................................      16,710,508
Administrative fee ...................................       2,616,801
Printing .............................................         703,340
Custodian ............................................         476,554
Transfer agency ......................................         469,079
Registration fee .....................................         193,930
Audit and legal ......................................         162,830
Directors' fees ......................................          50,005
Miscellaneous ........................................         119,582
                                                          ------------
Total expenses before interest .......................      21,502,629
Interest expense .....................................      10,485,507
                                                          ------------
Total expenses .......................................                      31,988,136
                                                                          ------------
Net investment income ................................                     200,052,459
                                                                          ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions Net realized gain (loss) on:
   Investment  transactions ..........................                    (103,554,494)
   Written options ...................................                       1,471,473
   Foreign currency transactions .....................                     (18,207,559)
Net change in unrealized appreciation/depreciation of:
   Investments .......................................                     142,430,105
   Written options ...................................                           7,000
   Futures contracts .................................                      (6,903,819)
   Foreign currency denominated assets
     and liabilities .................................                         750,833
                                                                          ------------
Net gain on investment and foreign
   currency transactions .............................                      15,993,539
                                                                          ------------
Net Increase in Net Assets from
   Operations ........................................                    $216,045,998
                                                                          ============


      See notes to financial statements.

--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                               December 31,        December 31,
                                                  2002                2001
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $   200,052,459    $   129,292,933
Net realized loss on investment and
   foreign currency transactions .........      (120,290,580)       (31,090,929)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated assets
   and liabilities .......................       136,284,119         13,340,738
                                             ---------------    ---------------
Net increase in net assets from operations       216,045,998        111,542,742
Dividends and Distributions to
Shareholders from
Net investment income ....................      (191,884,640)      (129,292,933)
Distributions in excess of net investment
   income ................................                -0-       (10,957,527)
Tax return of capital ....................       (15,245,936)                -0-
Capital Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ..............        11,353,634          3,428,477
Proceeds from sale of shares of common
   stock in rights offering ..............                -0-       399,632,465
                                             ---------------    ---------------
Total increase ...........................        20,269,056        374,353,224
Net Assets
Beginning of period ......................     1,764,894,937      1,390,541,713
                                             ---------------    ---------------
End of period ............................   $ 1,785,163,993    $ 1,764,894,937
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended December 31, 2002


Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ...........   $   159,405,026
Interest expense paid .....................       (11,025,630)
Operating expenses paid ...................       (20,818,694)
                                              ---------------
Net increase in cash from operating
   activities .............................                     $   127,560,702
Investing Activities:
Purchases of long-term investments ........    (9,922,299,521)
Proceeds from disposition of long-term
   investments ............................     9,745,772,473
Purchases of short-term
   investments--net .......................      (241,693,736)
Cash collateral received on securities
   loaned .................................        44,083,770
Premium received on written options .......            19,000
Variation margin paid on futures contracts         (7,299,132)
                                              ---------------
Net decrease in cash from investing
   activities .............................                        (381,417,146)
Financing Activities*:
Cash dividends paid .......................      (206,308,869)
Proceeds from bank loan ...................       100,000,000
Due to Custodian ..........................           177,711
Proceeds from reverse repurchase
   agreements .............................       360,370,191
Decrease in payable for rights
   offering costs .........................          (853,900)
                                              ---------------
Net increase in cash from financing
   activities .............................                         253,385,133
                                                                ---------------
Net decrease in cash ......................                            (471,311)
Cash at beginning of period ...............                             471,311
                                                                ---------------
Cash at end of period .....................                     $            -0-
                                                                ---------------

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
   operations .............................                     $   216,045,998
Adjustments:
Increase in interest and dividends
  receivable                                  $    (4,279,028)
Accretion of bond discount and
   amortization of bond premium ...........       (68,356,541)
Decrease in interest payable ..............          (540,123)
Increase in accrued expenses ..............           683,935
Net realized loss on investment and
   foreign currency transactions ..........       120,290,580
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .....      (136,284,119)
                                              ---------------
Total adjustments .........................                         (88,485,296)
                                                                ---------------
Net Increase in Cash from Operating
   Activities .............................                     $   127,560,702
                                                                ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are deter mined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest in-


--------------------------------------------------------------------------------
24 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

come for financial statement reporting purposes only.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, expiring capital loss carryforward, recognition of bond premium and tax return of capital, resulted in a net increase in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions and a decrease in additional paid-in capital. This change had no effect on net assets.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly advisory fee in


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2002, the Fund reimbursed AGIS $11,570 for such costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM"), a monthly fee equal to the annual rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,699,112,498 and $1,393,866,107, respectively, for the year ended December 31, 2002. There were purchases of $8,299,903,360 and sales of $8,475,916,681 of U.S. government and government agency obligations for the year ended December 31, 2002.

At December 31, 2002, the cost of investments for federal income tax purposes was $2,805,507,670. Accordingly, gross unrealized appreciation of investments was $229,010,042, and gross unrealized depreciation was $110,906,515, resulting in net unrealized appreciation of $118,103,527 (excluding futures, written option and foreign currency transactions).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a future contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded


--------------------------------------------------------------------------------
26 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and at the time it was closed.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2002, were as follows:

                                                      Number of
                                                      Contracts
                                                        (000)       Premium
                                                      =========   ===========
Options outstanding at December 31, 2001 ..........          0    $         0
Options written ...................................    257,433      2,503,755
Options terminated in closing purchase transactions   (245,700)    (2,199,723)
Options expired ...................................    (10,733)      (285,032)
                                                      --------    -----------
Options outstanding at December 31, 2002 ..........      1,000    $    19,000
                                                      ========    ===========

4. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2002, the Fund did not have any swap agreements outstanding.


--------------------------------------------------------------------------------
28 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------
NOTE D

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                   2002             2001
                                               ============    =============
Distributions paid from:
   Ordinary income ........................    $191,884,640    $ 143,680,532
                                               ------------    -------------
Total taxable distributions ...............     191,884,640      143,680,532
Tax return of capital .....................      15,245,936               -0-
                                               ------------    -------------
Total distributions paid ..................    $207,130,576    $ 143,680,532(a)
                                               ------------    -------------

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .....................     $(443,493,716)(b)
Unrealized appreciation/(depreciation) ...................       118,032,834(c)
                                                               -------------
Total accumulated earnings/(deficit) .....................     $(325,460,882)
                                                               =============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On December 31, 2002, the Fund had a net capital loss carryforward of $430,445,919 of which $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009, and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, it is anticipated such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund in December 2000, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, post October capital losses of $12,301,068 and post October currency losses of $746,729.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

NOTE E

Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 225,724,280 shares were outstanding at December 31, 2002. During the year ended December 31, 2002 and the year ended December 31, 2001, the Fund issued 1,507,419 and 410,752 shares, respectively, in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Rights Offering

During the year ended December 31, 2001, the Fund issued 59,208,424 shares in connection with a rights offering of the Fund's shares. Shareholders of record on November 19, 2001, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $7.03 per share. Offering costs of $993,936 attributed to the rights offering were charged against additional paid-in capital. Dealer management and soliciting fees of $15,608,821 were netted against the proceeds of the subscription.

NOTE G

Security Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Fund had loaned securities with a value of $41,940,815 and received cash collateral of $44,083,770, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Fund earned fee income of $90,579 which is included in interest income in the accompanying statement of operations.

NOTE H

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


--------------------------------------------------------------------------------
30 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of December 31, 2002, the Fund had entered into the following reverse repurchase agreements:

         Broker                Amount      Interest Rate       Maturity
=========================  ============    =============    ================
Deutsche Bank              $392,339,564        1.37%         January 2, 2003
J.P. Morgan Chase          $  4,940,291        0.55%         January 7, 2003
Greenwich Capital Markets  $ 52,441,141        1.25%        January 29, 2003

For the year ended December 31, 2002, the average amount of reverse repurchase agreements outstanding was approximately $213,313,773 and the daily weighted average annual interest rate was 1.26%.

NOTE I

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility was increased to a maximum of $400 million in January 2002. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 1.75% and the average borrowing was $399,178,082 for the year ended December 31, 2002. At December 31, 2002, the interest rate in effect was 1.39% and the amount of borrowings outstanding was $400,000,000.

NOTE J

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                              Year Ended December 31,
                                 --------------------------------------------------
                                  2002       2001(a)    2000      1999        1998
                                 --------------------------------------------------
Net asset value, beginning
  of period ..................   $ 7.87     $ 8.45     $ 7.64     $ 8.80     $10.51
                                 --------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .....      .89        .76        .70        .79        .88
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...............      .07       (.11)       .91      (1.11)     (1.71)
                                 --------------------------------------------------
Net increase (decrease) in net
  asset value from
  operations .................      .96        .65       1.61       (.32)      (.83)
                                 --------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........     (.85)      (.77)      (.70)      (.79)      (.88)
Distributions in excess of net
  investment income ..........       -0-      (.07)      (.10)      (.05)        -0-
Tax return of capital ........     (.07)        -0-        -0-        -0-        -0-
                                 --------------------------------------------------
Total dividends and
  distributions ..............     (.92)      (.84)      (.80)      (.84)      (.88)
                                 --------------------------------------------------
Less: Fund Share
  Transactions
Dilutive effect of rights
  offering ...................       -0-      (.32)        -0-        -0-        -0-
Offering costs charged to
  paid-in-capital in excess
  of par .....................       -0-      (.07)        -0-        -0-        -0-
                                 --------------------------------------------------
Total fund share
  transactions ...............       -0-      (.39)        -0-        -0-        -0-
                                 --------------------------------------------------
Net asset value,
  end of period ..............   $ 7.91     $ 7.87     $ 8.45     $ 7.64     $ 8.80
                                 ==================================================
Market value, end of period ..   $ 8.46     $ 7.30     $ 7.50     $ 6.50     $ 9.13
                                 ==================================================
Total Investment Return
Total investment return
  based on:(c)
  Market value ...............    30.60%      7.80%     28.97%    (20.84)%    (9.25)%
  Net asset value ............    13.27%      3.11%     23.58%     (3.53)%    (8.38)%

See footnote summary on page 33.


--------------------------------------------------------------------------------
32 o ACM INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

                                                      Year Ended December 31,
                                  ----------------------------------------------------------------
                                      2002            2001(a)       2000        1999        1998
                                  ----------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $1,785,164      $1,764,895    $1,390,542    $448,735    $512,296
Ratio to average net assets of:
  Expenses ....................         1.87%           2.31%         2.54%       2.37%       2.09%
  Expenses, excluding
  interest expense(d) .........         1.26%           1.18%         1.19%       1.19%       1.12%
  Net investment income .......        11.69%           9.33%         9.40%       9.80%       9.04%
Portfolio turnover rate .......          414%            676%          538%        368%        409%
Asset coverage ratio ..........          376%            379%          339%        325%        325%
Bank borrowing outstanding
  (in millions) ...............         $400            $300          $300        $ 90        $ 90

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(d)   Net of interest expense of .61%, 1.13%, 1.35%, 1.18% and .97%, respectively, on borrowings (see Notes G, H and I).


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 33

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
--------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Income Fund, Inc. at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 10, 2003


--------------------------------------------------------------------------------
34 o ACM INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 35

----------------------
ADDITIONAL INFORMATION
----------------------

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) there has been a change to the Fund's day-to-day management, from Mr. Wayne D. Lyski to a team headed by Paul
J. DeNoon, Douglas J. Peebles, Michael A. Snyder, Andrew M. Aran and S. Sean Kelleher.


--------------------------------------------------------------------------------
36 o ACM INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 37

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/02.


--------------------------------------------------------------------------------
38 o ACM INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew M. Aran, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

UBS Global Asset Management
51 West 52nd Street
New York, NY 10019

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 39

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                               PORTFOLIOS
                                                                                                 IN FUND          OTHER
NAME, AGE OF DIRECTOR,                                      PRINCIPAL                            COMPLEX      DIRECTORSHIPS
      ADDRESS                                             OCCUPATION(S)                        OVERSEEN BY        HELD BY
(YEARS OF SERVICE)                                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR*
John D. Carifa, *, 57                          President, Chief Operating Officer                   114            None
1345 Avenue of the                             and a Director of Alliance Capital
Americas                                       Management Corporation ("ACMC"),
New York, NY 10105                             with which he has been associated
(16)                                           since prior to 1998.

DISINTERESTED
DIRECTORS
Ruth Block, #+, 72,                            Formerly an Executive Vice President                 93             None
P.O. Box 4623                                  and Chief Insurance Officer of The
Stamford, CT 06903                             Equitable Life Assurance Society of
(16)                                           the United States; Chairman and Chief
                                               Executive Officer of Evlico;
                                               formerly a Director of Avon, BP
                                               Amoco Corporation (oil and gas),
                                               Ecolab Incorporated (specialty
                                               chemicals), Tandem Financial
                                               Group, and Donaldson Lufkin &
                                               Jenrette Securities Corporation.

David H. Dievler, #+, 73                       Independent consultant. Until                        98             None
P.O. Box 167                                   December 1994 he was Senior Vice
Spring Lake, NJ 07762                          President of ACMC responsible
(16)                                           for mutual fund administration.
                                               Prior to joining ACMC in 1984 he
                                               was Chief Financial Officer of
                                               Eberstadt Asset Management since
                                               1968. Prior to that he was a
                                               Senior Manager at Price
                                               Waterhouse & Co. Member of
                                               American Institute of Certified
                                               Public Accountants since 1953.

John H. Dobkin, #+, 61                         Consultant. He was formerly a                        94             None
P.O. Box 12                                    Senior Advisor from June 1999 -
Annandale, NY 12504                            June 2000 and President (December
(16)                                           1989 - May 1999) of Historic Hudson
                                               Valley (historic preservation).  Previously,
                                               Director of the National Academy
                                               of Design. During 1988-92, he was
                                               Director and Chairman of the Audit
                                               Committee of ACMC.


--------------------------------------------------------------------------------
40 o ACM INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                               PORTFOLIOS
                                                                                                 IN FUND          OTHER
NAME, AGE OF DIRECTOR,                                      PRINCIPAL                            COMPLEX      DIRECTORSHIPS
      ADDRESS                                             OCCUPATION(S)                        OVERSEEN BY        HELD BY
(YEARS OF SERVICE)                                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

William H. Foulk, Jr., #+, 70                  Investment Adviser and an                            110          None
2 Sound View Drive                             independent consultant. He was
Suite 100                                      formerly Senior Manager of
Greenwich, CT 06830                            Barrett Associates, Inc., a registered
(5)                                            investment adviser, with which he
                                               had been associated since prior
                                               to 1998. He was formerly Deputy
                                               Comptroller of the State of New
                                               York and, prior thereto, Chief
                                               Investment Officer of the New
                                               York Bank for Savings.

Dr. James M. Hester, #+, 78                    President of the Harry Frank                         11           None
25 Clevland Lane                               Guggenheim Foundation, with
Princeton, NJ 08540                            which he has been associates since
(16)                                           prior to 1998.  Formerly President
                                               of New York University and the
                                               New York Botanical Garden.
                                               Formerly Rector of the United
                                               Nations University and Vice
                                               Chairman of the Board of the
                                               Federal Reserve Bank of New York.

Clifford L. Michel, #+,  63                    Senior Counsel of the law firm                       93           Placer Dome Inc.
15 St. Bernard's Road                          of Cahill Gordon & Reindel since
Gladstone, NJ 07934                            February 2001 and a partner of
(16)                                           that firm for more than 25 years
                                               prior thereto. He is President
                                               and Chief Executive Officer of
                                               Wenonah Development Company
                                               (investments) and a Director of
                                               Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68                     Senior Counsel to the law firm                       92           None
98 Hell's Peak Road                            of Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                               since prior to 1998.  Formerly a
(8)                                            senior partner and a member of
                                               the Executive Committee of that
                                               firm. He was also a member and
                                               Chairman of the Municipal
                                               Securities Rulemaking Board and
                                               Trustee of the Museum of the City
                                               of New York.

* Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 41

----------------------
MANAGEMENT OF THE FUND
----------------------


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS,*               POSITION(S)                      PRINCIPAL OCCUPATION
      AND AGE                 HELD WITH FUND                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42       Senior Vice President      Executive Vice President of Alliance Capital
                                                        Management Corporation (ACMC)**, with which she
                                                        has been associated since prior to 1998.

Andrew M. Aran, 45           Vice President             Senior Vice President of ACMC**, with which he
                                                        has been associated since prior to 1998.

Paul J. DeNoon, 40           Vice President             Senior Vice President of ACMC**, with which he
                                                        has been associated since prior to 1998.

S. Sean Kelleher, 41         Vice President             Senior Vice President of ACMC**, with which he
                                                        has been associated since 1999. Previously, he
                                                        was a manager of the MBS swaps desk at Deutsche
                                                        Bank since prior to 1998.

Michael L. Mon, 33           Vice President             Vice President of ACMC**, with which he has been
                                                        associated since June 1999. Prior thereto he was
                                                        a Portfolio Manager at Brundage, Story and Rose
                                                        since prior to 1998.

Douglas J. Peebles, 37       Vice President             Senior Vice President of ACMC**, with which he
                                                        has been associated since prior to 1998.

Michael A. Snyder, 40        Vice President             Senior Vice President of ACMC** since May, 2001.
                                                        Prior thereto he was a Managing Director in the
                                                        high yield asset management group at Donaldson,
                                                        Lufkin & Jenrette Corporation from 1998 to 2001,
                                                        and a Managing Director at Bear Stearns & Co.
                                                        since prior to 1998.

Edmund P. Bergan, Jr., 52    Secretary                  Senior Vice President and the General Counsel of
                                                        Alliance Fund Distributors, Inc. (AFD)** and
                                                        Alliance Global Investor Services Inc.
                                                        ("AGIS")**, with which he has been associated
                                                        since prior to 1998.

Mark D. Gersten, 52          Treasurer and Chief        Senior Vice President of AGIS** and Vice President of AFD**,
                             Financial Officer          with which he has been associated since prior to
                                                        1998.

Vincent S. Noto, 38          Controller                 Vice President of AGIS**, with which he has been
                                                        associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105, unless otherwise noted.

**    ACMC, AFD and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
42 o ACM INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 43

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
44 o ACM INCOME FUND

ACM Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR1202